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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 25, 1995 appearing on page 33 of Union Texas Petroleum Holdings, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1994. We also consent to the references to us under the heading "Experts" in such Prospectus.

PRICE WATERHOUSE LLP

Houston, Texas
November 6, 1995